UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 6, 2010

League Now Holdings Corporation
(Exact name of registrant as specified in its charter)

Florida	333-148987	20-35337265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 W. Spring Parkway Plano, TX 75021
(Address of principal executive offices) (Zip Code)

(972) 378-6600
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LEAGUE NOW HOLDINGS CORPORATION

EXPLANATORY NOTE

League Now Holdings Corporation, a Florida corporation (the “Company”, “we”, “League Now”) is filing this Amendment No. 1 to its current report on Form 8-K (“Form 8-K/A”), which was originally filed with the Securities Exchange Commission (“SEC”) on October 6, 2010 (the “Original Form 8-K”) to incorporate the Company's revisions and responses to a letter of comment from the staff of the SEC dated as of November 2, 2010.  Revisions included herein (i) correct the misstatement in the Original Form 8-K that the Company was a shell company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, prior to its acquisition of Pure Motion, Inc., a Texas corporation; (ii) remove Form 10 information required to be reported had the Company been a shell, including but not limited to financial information; (iii) report that the financial statements that were filed with the Original Form 8-K, both unaudited and audited, are unreliable because they were not reviewed or audited, respectively, by PCAOB registered firms; (iv) update disclosures from the Original Form 8-K to reflect post stock split numbers as a result of the  16 for 1 forward stock split for the Company’s common stock that was approved by the Company’s shareholders on October 4, 2010; and (v) update disclosures previously made to meet the requirements of applicable rules.

Except for the amended disclosures described in this explanatory note and as otherwise may be described herein, the information in this Form 8-K/A has not been updated to reflect events that occurred after October 6, 2010, the filing date of the Original Form 8-K.  Accordingly, this Form 8-K/A should be read in conjunction with our filings made with the SEC subsequent to the filing of the Original Form 8-K.

 The following sections have been amended:

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.06 Change in Shell Company Status

Item 9.01. Financial Statements and Exhibits.

The following sections have been added:

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

The Company has re-filed the entire Form 8-K in order to provide more convenient access to the amended information.

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth in item 2.01 below are incorporated herein by this reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

We acquired Pure Motion, Inc. (the “Acquisition”), a Texas corporation formed to develop and introduce skill improvement products and systems for recreational sports, in accordance with a Share Exchange Agreement, dated October 6, 2010 (the “Share Exchange Agreement”) by and among League Now, James Pregiato, Pure Motion, Inc. (“Pure Motion”) and the shareholders of Pure Motion.  The closing of the transaction (the “Closing”) took place on October 6, 2010 (the “Closing Date”).  On the Closing Date, we acquired 100% of the outstanding shares of common stock of Pure Motion (the “Pure Motion Stock”). In exchange for the Pure Motion Stock, the Pure Motion Shareholders acquired from us 24,009,008 post-split shares of our common stock on a fully diluted basis (the “Exchange Shares”).

Additionally, pursuant to the terms of the Share Exchange Agreement, as consideration for the cancellation of 38,048,000 of the post-split shares of League Now common shares owned by James Pregiato, Pure Motion agreed to pay a total cash payment of $250,000 to Mr. Pregiato (the “Cash Payment”) of which $100,000 (the “Initial Cash Payment”) was paid on the Closing date and $150,000 (the “Final Cash Payment”) is required to be paid in increments of  $50,000  on each of October 31, 2010, November 30, 2010 and December 31, 2010. The 38,048,000 shares are being held in escrow until receipt of the full Final Cash Payment. Mr. Pregiato has agreed to extinguish all outstanding debt and liabilities of League Now outstanding as of the Closing Date upon receipt of the Cash Payment.

Upon Closing, Pure Motion became a wholly-owned subsidiary of the Company. The directors of the Company approved the Share Exchange Agreement and the transactions contemplated under the Share Exchange Agreement. The directors of Pure Motion also approved the Share Exchange Agreement and the transactions contemplated thereunder. The Acquisition will be accounted for as a purchase by the Company of Pure Motion.

As of the date of this report, the Company has not tendered any portion of the Final Payment and is in default under the Share Exchange Agreement. If the Company fails to make the entire Final Cash Payment by December 31, 2010, James Pregiato will have the right to keep the 38,048,000 shares that are in escrow and will continue to hold the right to approve any issuances by the Company of its securities.

The Company is seeking financing that will enable it to complete the purchase. There is no guarantee that the Company will be able to obtain such financing on favorable terms.

There are no material relationships, other than with respect to this transaction, between the officers, directors and shareholders of Pure Motion, Inc. and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer.

A copy of the Share Exchange Agreement is included as Exhibit 2.1 to this current report and is hereby incorporated by reference. All references to the Share Exchange Agreement and other exhibits to this Form 8-K are qualified, in their entirety, by the text of such exhibits.

Overview of Pure Motion, Inc.

Pure Motion was formed to develop and introduce skill improvement products and systems for recreational sports, particularly those that require a high degree of fine motor skill and mental acuity.  Based on management’s extensive research in cybernetics and human motor functions, Pure Motion has developed a proprietary reflector measurement technology, which it calls TOMI (The Optimal Motion Instructor).  TOMI is a software-based device that records every motion and angle of an object in three-dimensional space and groups the collected data into a graphical feedback system.  The results are then displayed in a series of high resolution, easy-to-understand graphs and charts.

Initially, Pure Motion’s business plan focused on manufacturing and marketing versions of the TOMI product designed for the game of golf (specifically, the crucial challenges presented by putting and, subsequently, chipping).  For this market, Pure Motion has developed two principal versions of the TOMI product, TOMI-Pro and TOMI-Consumer.  TOMI-Pro is designed primarily to support professional instruction and consists of the following: (i) a transmitter clip that easily attaches to any putter shaft; (ii) a base unit that receives and digitizes the signals from the clip and relays them to the user’s laptop or personal computer (either, a “PC”); and (iii) stroke analysis software installed on the PC which provides real-time feedback in graphical form on the eight critical parameters that define a well or poorly executed putt.  Pure Motion introduced TOMI-Pro at the PGA Merchandise Show in Orlando, Florida.  On January 25-27, 2007 Pure Motion was awarded “Product of the Show”. Further, Pure Motion began shipping TOMI-Pro in August 2007; to date the company has shipped 2,700 TOMI systems into 22 different countries. The average SRP was $671.00 per unit.  Retailers currently selling TOMI are PGA Tour Superstores, Edwin Watts and Golf Galaxy. TOMI-Pro has been featured on a segment with the Golf Channel learning center hosted by Dave Marr.  Pure Motion introduced a simplified, lower priced retail version of its TOMI-Pro product that will be essentially identical to TOMI-Pro but will display only four putting stroke parameters.  Although based on the same technology as TOMI-Pro, TOMI-Consumer has a somewhat simplified version of the stroke analysis software and will display only four putting stroke parameters. Pure Motion launched TOMI-Consumer at the PGA Merchandising show in Orlando Florida in January 2008 and it began making shipments in February of 2008 at an SRP of $199.99.  Like its cousin TOMI-Pro TOMI Consumer was named “Product of the show” in 2008. Most recently Pure Motion was awarded Innovator of the Year award for 2009 by Golf Magazine.

In terms of intellectual property, Pure Motion has a patent issued for TOMI in the United States.

Pure Motion has spent the last two years developing and customizing its patented reflector based technology to provide specific solutions to various gaming and military training entities. TOMI’s application within the golf industry is one example of how pure motion has adapted its technology for specific use in the instructional sports industry, further applications in broad gaming and military training markets appear to be prevalent. Pure Motion has the ability to expand, develop and specialize its technology for wide-ranging applications that have the potential to reach several near term vertical markets.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth in item 2.01 are incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Share Exchange Agreement, on October 6, 2010, the Pure Motion Shareholders acquired 24,009,008 post-split common shares of League Now.  Such securities were not registered under the Securities Act.  These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for this transaction.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

In response to a letter of comment from the staff of the SEC dated as of November 2, 2010, the Company’s Board of Directors and its Chief Executive Officer have concluded, as of November 19, 2010, that all of the financial statements and financial information filed with the Original Form 8-K should no longer be relied upon based on the fact that these financial statements were neither reviewed nor audited by PCAOB registered accountants. The unaudited Balance Sheet and the Related Statements of Income and Retained Earnings and Cash Flows of Pure Motion, Inc. for the six months ended June 30, 2010 and the Audited Consolidated Financial Statements of Pure Motion as of December 31, 2009 and December 31, 2008 filed as exhibits 99.1 and 99.2 to the Original Form 8-K are unreliable.  The Board of Directors has discussed this matter with its registered independent accountant.

Item 5.01 Changes in Control of Registrant

As explained more fully in Item 2.01, in connection with the Share Exchange Agreement, on October 6, 2010, the Pure Motion Shareholders acquired 24,009,008 common shares of League Now in exchange for 100% of the Pure Motion Stock.  As such, immediately following the Acquisition, the Pure Motion Shareholders hold 34.4 % of the total issued and outstanding common stock of the Company.  Upon receipt of the Final Cash Payment the Exchange Shares will represent approximately 78% of the issued and outstanding common stock of the Company.

In connection with the Closing of the Acquisition and as explained more fully in Item below in Item 5.02 of this Current Report on Form 8-K, James Pregiato resigned from his positions.  The disclosures included in Item 5.02 are incorporated herein by this reference.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)   Resignation of Directors

On the Closing Date, James Pregiato resigned from our board of directors. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

(b)   Resignation of Officers

On the Closing Date, James Pregiato resigned as our President, Treasurer, Secretary, Chief Executive Officer and Chief Financial Officer. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

(c)   Appointment of Directors and Officers

The following persons were appointed as to the positions listed by their name in the table below at Closing:

NAME	AGE	POSITION

Mario* Barton	62	Chairman of the Board of Directors and Chief Executive Officer
Doug Anderson	57	Director
Mr. Brooks Thiele	60	Director

*Subsequent to the filing of the Original Form 8K, Mr. Barton was also appointed as Chief Financial Officer of the Company.

The business background descriptions of the newly appointed director and officer are as follows:

Mario Barton, Chairman of the Board and Chief Executive Officer

For the past five years, prior to the Corporation’s acquisition of Pure Motion, Inc., Mr. Barton served as Chief Executive Officer of Pure Motion, Inc. Mr. Barton attended the University of California at Los Angeles from 1969  to 1974.

Doug Anderson, Director

Douglas A. Anderson M.D.

Dr. Anderson graduated from Augustana College, Sioux Falls, South Dakota in 1974 and Tufts University School of Medicine, Boston, Massachusetts in 1981.  He completed his post-graduate training in Nephrology at Beth Israel Hospital and Harvard University in 1986. He started a private practice in Nephrology in Phoenix, Arizona and practiced there until his retirement in 2004. Dr. Anderson was instrumental in the formation of Renal West, a dialysis provider with 20 locations throughout Arizona with 2000 patients.  Renal West merged with several other providers throughout the United States in 1996 and formed Renal Care Group Inc. Dr. Anderson served on the national Medical Advisory Board of Renal Care Group until his retirement.

Since retirement from medicine, Dr. Anderson has been involved with Pure Motion Inc. from the inception as a co-founder.

Brooks Thiele, Director

Mr. Brooks Thiele

Mr. Thiel has been retired for the past ten years. Prior to his retirement, Mr Thiele spent 30 years in the banking/mortgage lending industry. Mr. Thiele is a 1981 graduate of the US Naval Academy.

During the last two years, there has been no transaction that the Company was or is a party to in which any of the newly elected officers or directors had or is to have a direct or indirect material interest.  There are no family relationships between any director or executive officer of the Company.

The Company is a party to a marketing joint venture agreement dated April 29, 2008, with Pure Motion Ventures, LLC, (“Ventures”) which is owned by four of the Corporation’s shareholders, including Mr. Barton. The agreement provides that Ventures will participate with the Company in television and internet marketing of the Company’s consumer putting system. The agreement provides that the Corporation will receive 40% of the profits of the venture. During 2009, sales of inventory to Ventures totaled $29,836. As of December 31, 2009, there were no profit distributions accrued.

We currently do not have employment agreement with our officers and directors.

Item 5.06 Change in Shell Company Status

The Company incorrectly reported under this Item 5.06 that it was a shell company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, prior to its acquisition of Pure Motion, Inc., a Texas corporation.  The Company was not a shell company prior to the Acquisition.

Item 9.01 Financial Statements and Exhibits

The Company will use its best efforts to file financial statements and proforma financial information required by this Item on or before December 17, 2010.

Exhibit No.	Description
2.1	Share Exchange Agreement by and between the Company, Pure Motion and the Pure Motion Shareholders, dated October 6, 2010*
*Previously filed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LEAGUE NOW HOLDINGS CORPORATION

Date: December 1, 2010	By:	/s/ Mario Barton
Mario Barton
Chief Executive Officer